                                  EXHIBIT 10.1


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                          STANDARD FORM OF OFFICE LEASE
                     The Real Estate Board Of New York, Inc.
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AGREEMENT OF LEASE, made of this 19th day of April, 2000, between

369 LEXINGTON AVENUE CO., L.P., having address c/o The Macklowe Organization, 140 West 57th Street, New York, New York 10019

party of the first part, hereinafter referred to as OWNER, and HEAVENLYDOOR.COM, INC. a Delaware corporation, having an address at 840 Memorial Drive, Cambridge, MA 02139 party of the second part, hereinafter referred to as TENANT,


WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner in the building known as 369 Lexington Avenue in the Borough of Manhattan, City of New York, for the term of five (5) years


                (or until such term shall sooner cease and expire as hereinafter
 provided) to commence on the            day set forth in Article 37(a) nineteen
hundred and                , and to end on the                  day set forth in
 Article 37 (b)                    and                     both dates inclusive,
at an annual rental rate of



which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall
pay the first                  monthly  installment(s)  on the execution  hereof
(unless this lease be a renewal).

     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

RENT: 1. Tenant  shall  pay  the  rent as  above  and as  hereinafter  provided.

OCCUPANCY: 2. Tenant shall use and occupy demised premises for executive and administrative offices only and for no other purpose.


TENANT ALTERATIONS: 3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved in each instance by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and subcontractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be moved from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such

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                          STANDARD FORM OF OFFICE LEASE
                     THE REAL ESTATE BOARD OF NEW YORK, INC.
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AGREEMENT OF LEASE, made of this 19th day of April, 2000, between

369 LEXINGTON AVENUE CO., L.P., having address c/o The Macklowe Organization, 140 West 57th Street, New York, New York 10019

party of the first part, hereinafter referred to as OWNER, and HEAVENLYDOOR.COM, INC. a Delaware corporation, having an address at 840 Memorial Drive, Cambridge, MA 02139 party of the second part, hereinafter referred to as TENANT,


WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner in the building known as 369 Lexington Avenue in the Borough of Manhattan, City of New York, for the term of five (5) years


                (or until such term shall sooner cease and expire as hereinafter
provided) to commence on the            day set forth in Article 37(a) nineteen
hundred and                , and to end on the                  day set forth in
Article 37 (b)                    and                     both dates inclusive,
at an annual rental rate of



which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

RENT:  1.  Tenant  shall  pay the rent as  above  and as  hereinafter  provided.

OCCUPANCY: 2. Tenant shall use and occupy demised premises for executive and administrative offices only and for no other purpose.


TENANT ALTERATIONS: 3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved in each instance by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and subcontractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be moved from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

MAINTENANCE AND REPAIRS: 4. Tenant shall, throughout the term of this lease, take and good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of (lie building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant. Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any set-off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

WINDOW CLEANING: 5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

REQUIREMENTS OF LAW, FIRE INSURANCE FLOOR LOADS: 6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times there- after, Tenant, at Tenant's sole cost and expense, shall (a) promptly comply with all present laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or upon Owner or Tenant with respect to the demised premises (collectively, "Requirements") arising out of Tenant's use or manner of use thereon to except that Tenant shall not be required to make any alterations or improvements to comply with a Requirement the need for compliance with which arises from Tenant's permitted use of the demised premises if such Requirement (a "General Applicability Law") is applicable to substantially all office tenants in comparable buildings in New York City and the requirement for compliance with such Requirement does not arise by reason of (i) the abatement of any nuisance in, on or about the demised premises caused by Tenant, its agents, employees, contractors, guests or anyone claiming by, through or under Tenant, (ii) the manner of conduct of Tenant's business or operation of its installations, equipment or other property therein, including, without limitation, the performance of any Tenant's Work, (iii) any cause or condition created by or at the instance of Tenant or (iv) the breach of any of Tenant's obligations hereunder, whether or not such compliance requires work which is structural or non-structural, ordinary or extraordinary, foreseen or unforeseen, and (b) be responsible for the cost of compliance with any Requirements in respect of the Building outside the demised premises arising from Tenant's use of the demised premises, except that Tenant shall not be required to make any alterations or improvements to comply with a Requirement the need for compliance with which arises from Tenant's permitted use of the demised premises if such Requirement is a General Applicability Law and the requirement for compliance with such Requirement does not arise by reason of the provisions set forth in the preceding subsections (i) through (iv) of subclause (a) above. Tenant shall pay all the costs, expenses, fines, penalties and damages which may be imposed upon Owner or any Superior Mortgagee or Superior Lessor (as such capitalized terms are defined in Article 41 hereof) by reason of or arising out of Tenant's failure to fully and promptly comply with and observe the provisions of this Article. Without limiting the generality of the foregoing, it is specifically agreed that Tenant shall comply with all Requirements that require the installation, modification or maintenance within the demised premises of any fire-rated partition, gas, smoke, or fire detector or alarm or any sprinkler or other system to extinguish fires, or, with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted 6C under the lease). Nothing herein shall required Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square floor area which it was designed to any and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.


SUBORDINATION: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

PROPERTY LOSS, DAMAGE REIMBURSEMENT INDEMNITY: 8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants, or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. if at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

DESTRUCTION, FIRE AND OTHER CASUALTY: 9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) if the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shallbe so damaged that Owner shall decide to demolish it or to rebuild it, then in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and moveable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty.
Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d), and (e) above, against the other or any one claiming through or under each of them way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to, any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

EMINENT DOMAIN: 10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term and provided further such claim does not reduce Owner's award.

ASSIGNMENT,  MORTGAGE,  ETC,: 11. Tenant, for itself,  its heirs,  distributees, executors, administrators, legal representative, successor and assigns, expressly covenants that shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

ELECTRIC CURRENT: 12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

ACCESS TO PREMISES: 13. Owner or owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises Or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floors, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress not to any damages by reason of loss or interuption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

VAULT, VAULT SPACE, AREA: 14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted so use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

OCCUPANCY: 15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees so accept the same subject to violations, whether or not of record.

BANKRUPTCY:   16.  (a)  Anything   elsewhere  in  this  lease  to  the  contrary
notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

          (b) it is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. in the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein named shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT: 17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this Tease be rejected under ss.235 of Title II of the U.S. Code (bankruptcy code); or if Tenant shall fail to move into or take possession of the premises within thirty (30) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written thirty (30) days notice upon Tenant specifying the nature of said default and upon the expiration of said thirty (30) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said thirty
(30) day period, and if Tenant shall not have diligently commenced during such default within such thirty (30) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

          (2)If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment therein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES OF OWNER AND WAIVER OF REDEMPTION: 18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same as re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

FEES AND EXPENSES: 19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorneys' fees, in instituting, prosecuting or defending any action or proceeding, and prevails in any such action or proceeding then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner, as damages.

BUILDING ALTERATIONS AND MANAGEMENT: 20. Owner shall have the right at any time without the same constituting an eviction and without incurring and liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

NO REPRESENTATIONS BY OWNER: 21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

END OF TERM: 22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.


QUIET ENJOYMENT: 23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and so the ground leases, underlying leases and mortgages herein before mentioned.

FAILURE TO GIVE POSSESSION: 24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, under-tenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete construction) until after Owner shall have given Tenant written notice that the Owner is able to deliver possession in condition required by this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease except the obligation to pay the fixed annual rent set forth in the preamble to this lease. The provisions of this article are intended to constitute an "express provision to the contrary" within the meaning of
Section 223-a of the New York Real Property Law.

NO WAIVER: 25. The failure of Owner or Tenant to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner or payment of Tenant of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner or Tenant unless such waiver be in writing signed by Owner or Tenant. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agent during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

WAIVER OF JURY: 26. It is mutually agreed by and between Owner and Trial by Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding in eluding a counterclaim under Article 4 except for statutory mandatory counter-claims.

INABILITY TO PERFORM: 27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or implied to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures, or other materials if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

BILLS AND NOTICES: 28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or as the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

SERVICES PROVIDED BY OWNERS: 29. Owner shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner reasonably satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (e) If the demised premises are serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/ cooling will be furnished to tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation or more extended hours or on Saturdays, Sundays or on holidays, as defined under Owner's contract with Operating Engineers Local 94-94A, Owner will furnish the same as Tenant's expense. RIDER to be added in respect to rates and conditions for such additional service; (f) Owner reserves right to stop services of the heating, elevators, plumbing, air-conditioning, electric, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually operated elevator service, Owner at any time may substitute automatic control elevator service and proceed diligently with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder.

CAPTIONS: 30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

DEFINITIONS: 31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interests, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal teaming. The term "business days" as used in this lease shall exclude Saturdays. Sundays and all days as observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.


ADJACENT EXCAVATION-SHORING: 32.If an excavation shall he made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

RULES AND REGULATIONS: 33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulations for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

SECURITY: 34. Tenant has deposited with Owner the sum of $75,672.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant within forty-five (45) days after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

ESTOPPEL CERTIFICATE: 35. Tenant, at any time, and from lime to time, upon a least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or other person, firm or corporation specified by Owner, a statement that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

SUCCESSOR AND ASSIGNS: 36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof; disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.
Notwithstanding the provisions of this Section 36, no sale, assignment or transfer by Owner of Tenant's security deposit shall operate to release Owner from its responsibility and liability to Tenant for said security deposit unless and until the party to whom such security deposit has been assigned or transferred has assumed all of the obligations of Owner under this lease with respect thereto.

_______________________
* Space to be filled in or deleted.


IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written




 Witness for Owner:           OWNER: 369 LEXINGTON AVENUE CO., L.P.
                              --------------------------------------------------
                            By:  369 Lexington Avenue Corp., its general partner
----------------------------  --------------------------------------------------


                                 By:  /s/ William S. Macklowe
                                    -------------------------------------------
                                        William S. Macklowe, Vice President


                              TENANT: HEAVENLYDOOR.COM, INC.

Witness for Tenant:

                                 By: /s/ Lloyd Kagin
----------------------------  --------------------------------------------------
                                   Name: Lloyd Kagin
                                   Title: President


                                ACKNOWLEDGEMENTS


CORPORATE OWNER
STATE OF NEW YORK,  ss.:
COUNTY OF

On this    day of       ,  19,     , before me personally came, to me known, who
being by me duly sworn, did depose and say that he resided in            ;  that
he is the of the corporation described in and which executed the foregoing instrument, as OWNER; that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.
                                        ----------------------------------------
INDIVIDUAL OWNER
STATE OF NEW YORK, ss.:
COUNTY OF

On this         day of           , 19 , before me  personally  came     ,  to be
known  and  known to me to be the  individual  described  in and who,  as OWNER,
executed  the  foregoing  instrument  and  acknowledged  to me that           he
executed the same.
                                       ----------------------------------------
CORPORATE OWNER
STATE OF NEW YORK,  ss.:
COUNTY OF

On this      day of       , 19,        , before me personally came, to me known,
who being by me duly sworn, did depose and say that he resides in              ;
that he is the            of the corporation described in and which executed the
foregoing instrument, as TENANT; that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.
                                        ----------------------------------------
INDIVIDUAL OWNER
STATE OF NEW YORK, ss.:
COUNTY OF

On this         day of           , 19 , before me  personally  came     ,  to be
known and known to me to be the  individual  described  in and who,  as  TENANT,
executed  the  foregoing  instrument  and  acknowledged  to me that           he
executed the same.
                                        ----------------------------------------

                            IMPORTANT -- PLEASE READ

                      RULES AND REGULATIONS ATTACHED TO AND
                            MADE A PART OF THIS LEASE
                         IN ACCORDANCE WITH ARTICLE 33.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and safeguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building and no Tenant shall sweep or throw or permitted be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors, and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable so Owner.

6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay so Owner the cost thereof.

8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and so exclude from the building all freight which violates any of these Rules and Regulations of the lease or which these Rules and Regulations are a part.

9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by Owner with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 p.m. in the case of services required on week days, and prior to 3:00 p.m. on the day prior in case of after hours service required on weekends or on holidays. Tenant shall cooperate with Owner in obtaining maximum effectiveness of the cooling system by lowering and closing venetian blinds and/or drapes and curtains when the sun's rays fall directly on the windows of the demised premises.

14. Tenant shall not remove any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Owner's prior written consent. If such said, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Owner may designate.

15. Refuse and Trash. (1) Compliance by Tenant. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders, and regulations of all state, federal, municipal and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse, and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Owner. Such separate receptacles may, at Owner's option, be removed from the demised premises in accordance with a collection schedule prescribed by law. Tenant shall remove, or cause to be removed by a contractor acceptable to Owner, at Owner's sole discretion, such items as Owner may expressly designate. (2) Owner's Rights in Event of Noncompliance. Owner has the option to refuse to collect or accept from Tenant waste products, garbage, refuse or trash (a) that is not separated and sorted as required by law or (b) which consists of such items as Owner may expressly designate for Tenant's removal, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor satisfactory to Owner. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Owner or Tenant by reason of Tenant's failure to comply with the provisions of this Building Rule 15, and, at Tenant's sole cost and expense, shall indemnify, defend and hold Owner harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Owner.

               RIDER TO LEASE DATED ____________, 2000 BETWEEN 369 LEXINGTON AVENUE CO., L,P., AS OWNER, AND HEAVENLYDOOR.COM, INC., AS
                                     TENANT

         37.      TERM; FIXED RENT

     (a) The term of this lease shall commence on the date hereof (the "COMMENCEMENT DATE") and shall end at 11:59 p.m. on the last day of the month in which the five (5) year anniversary of the Commencement Date occurs (the "EXPIRATION DATE"), or on such earlier date upon which the term of this lease shall expire or be canceled or terminated pursuant to any of the terms, conditions or covenants of this lease or pursuant to law.

     (b) The rental rate per period payable hereunder (sometimes referred to herein as the "RENT", "RENT", or "FIXED RENT") shall be as set forth in SCHEDULE A annexed hereto and made a part hereof. Fixed Rent shall be payable in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during the term of this lease, at the office of Owner or at such other place as Owner may designate in writing, without any offset, reduction, deduction, defense and/or counterclaim whatsoever. For purposes of this lease, the term "ADDITIONAL CHARGES" shall mean all charges, fees and other sums of money (other than Fixed Rent) as shall be due and payable from time to time by Tenant to Owner pursuant to this lease.

     (c) Notwithstanding anything to the contrary contained in this lease, provided that Tenant is not in default under this lease, Tenant shall be entitled to an abatement of the Fixed Rent payable for the period (the "ABATEMENT PERIOD") from the Commencement Date to (but not including) July 1, 2000, PROVIDED, HOWEVER, that during such Abatement Period, Tenant shall not be relieved of its obligation to pay the sum of $1,287.50 (payable on the first day of each month commencing May 1, 2000), representing the component of Fixed Rent applicable to electric energy (as set forth in Article 42 hereof), plus any Additional Charges in each case with respect to such Abatement Period. Owner acknowledges receipt of the component of the Fixed Rent applicable to electric energy (as set forth in Article 42 hereof) for the period commencing on the Commencement Date and ending on April 30, 2000.

     38. TAXES

     (a) The terms defined below shall for the purposes of this lease have the meanings herein specified:

          (i) "TAXES" shall mean all real estate taxes, sewer rents, water frontage charges, business improvement district and other assessments, special or otherwise, levied, assessed or imposed by the City of New York or any other taxing authority upon or with respect to the Building and the land thereunder (the "LAND") and all taxes assessed or imposed with respect to the rentals payable hereunder other than general income, gross receipts and excess profits taxes (except that general income, gross receipts and excess profits taxes shall be included if covered by the provisions of the following sentence). Taxes shall also include any taxes, charges or assessments levied, assessed or imposed by any taxing authority in addition to or in lieu of the present method of real estate taxation, provided such additional or substitute taxes, charges and assessments are computed as if the Building were the sole property of Owner subject to said additional or substitute tax, charge or assessment. With respect to any Tax Year, all expenses, including legal fees, experts' and other witnesses' fees, incurred in contesting the validity or amount of any Taxes or in obtaining a refund of Taxes, shall be considered as part of the Taxes for such Tax Year. Notwithstanding the foregoing, Taxes shall not include franchise taxes, gift taxes, capital stock taxes, inheritance taxes or estate taxes. Tenant hereby waives any right to institute or join in tax certiorari proceedings or other similar proceedings contesting the amount to validity of any Taxes.

          (ii) "TAX YEAR" shall mean each period of twelve (12) months, commencing on the first day of July of each such period, in which occurs any part of the term of this lease, or such other period of twelve (12) months occurring during the term of this lease as hereafter may be duly adopted as the fiscal year for real estate tax purposes of the City of New York.

          (iii) "TAX STATEMENT" shall mean an instrument or instruments setting forth the amount payable by Tenant for a specified Tax Year pursuant to this Article. If any Tax Statement is not accompanied by a copy of the tax bill, Owner shall furnish the same to Tenant promptly after Owner's receipt of notice from Tenant requesting the same.

          (iv) "TENANT'S PERCENTAGE" shall mean 3.8464%.

          (v) "BASE TAXES" shall mean the Taxes payable for the Tax Year commencing July 1, 2000 and ending June 30, 2001.


     (b) If the Taxes payable for any Tax Year shall exceed the Base Taxes, Tenant shall pay to Owner, as Additional Charges for such Tax Year, an amount (herein called the "Tax Payment") equal to Tenant's Percentage of the amount by which the Taxes payable by Owner for such Tax Year are greater than the Base Taxes.

     (c) The Tax Payment for each Tax Year shall be due and payable in installments in the same manner that Taxes for such Tax Year are due and payable to the City of New York, except that Tenant shall pay Tenant's Percentage of each such installment to Owner at least thirty (30) days prior to the date such installment first becomes due to the City of New York. Owner's failure to render a Tax Statement with respect to any Tax Year shall not prejudice Owner's right thereafter to render a Tax Statement with respect to any such Tax Year nor shall the rendering of a Tax Statement prejudice Owner's right thereafter to render a corrected Tax Statement for that Tax Year.

     (d) In the event Taxes for any Tax Year or part thereof shall be reduced after Tenant shall have paid Tenant's Tax Payment in respect of such Tax Year, Owner shall set forth in the first Tax Statement thereafter submitted to Tenant the amount of such refund and, provided that Tenant is not then in default under this lease, Tenant shall receive a credit against the installment or installments of Tenant's Tax Payment next falling due equal to Tenant's Percentage of such refund, but in no event shall the credit exceed the amount of the Additional Charges paid by Tenant with respect to Taxes for said Tax Year. If the Taxes comprising the Base Taxes are reduced as a result of an appropriate proceeding or otherwise, the Taxes as so reduced shall for all purposes be deemed to be Taxes for the Base Taxes, and Owner shall give notice to Tenant of the amount by which the Tax Payments previously made were less than the Tax Payments required to be made under this Article 38, and Tenant shall pay the amount of the deficiency within ten (10) days after demand therefor.

     (e) The expiration or termination of this lease during any Tax Year for any part or all of which there is a Tax Payment or refund due under this Article 38 shall not affect the rights or obligations of the parties hereto respecting such Tax Payment or refund and any Tax Statement relating to such Tax Payment may, on a pro-rata basis, be sent to Tenant subsequent to, and all such rights and obligations shall survive, any such expiration or termination. Any such payment shall be (i) calculated based on a year of 365 days and paid based on the actual number of days elapsed and (ii) shall be payable within thirty (30) days after such statement is sent to Tenant.

     39. ATTORNMENT AND NOTICE TO OWNER. Supplementing the provisions of Article 7 of this lease:

     (a) This lease, and all rights of Tenant hereunder, are and shall be subject and subordinate to all ground leases, overriding leases and underlying leases of the Land and/or the Building and/or that portion of the Building of which the Demised Premises are a part, now or hereafter existing and to all mortgages and assignments of leases and rents (each such mortgage or assignment is hereinafter referred to as a "MORTGAGE") which may now or hereafter affect the Land and/or the Building and/or that portion of the Building of which the Demised Premises are a part and/or any of such leases, whether or not such mortgages shall also cover other lands and/or buildings and/or leases, to each and every advance made or hereafter to be made under such mortgages, and to all renewals, modifications, replacements and extensions of such leases and such mortgages and spreaders and consolidations of such mortgages. This Section shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute, acknowledge and deliver any instrument that Owner, the lessor under any such lease or the holder of any such mortgage or any of their respective successors-in-interest may reasonably request to evidence such subordination; and if Tenant fails to execute, acknowledge or deliver any such instruments within ten (10) business days after Owner's written request therefor, Tenant hereby irrevocably constitutes and appoints Owner as Tenant's attorney-in-fact, coupled with an interest, to execute and deliver any such instruments for and on behalf of Tenant. Any lease to which this lease is, at the time referred to, subject and subordinate is herein called "SUPERIOR LEASE" and the lessor of a Superior Lease or its successor in interest, at the time referred to, is herein called "SUPERIOR LESSOR" and any mortgage to which this lease is, at the time referred to, subject and subordinate is heriein called "SUPERIOR MORTGAGE" and the holder of a Superior Mortgage is herein called "SUPERIOR MORTGAGEE."

     (b) If any act or omission of Owner would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this lease, or to abate or offset against the payment of rent or to claim a partial or total eviction, Tenant shall not exercise such right until (i) it has given written notice of such act or omission to Owner and each Superior Mortgagee and each Superior Lessor whose name and address shall previously have been furnished to Tenant and (ii) a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice (which reasonable period shall be the period to which Owner would be entitled under this lease or otherwise, after similar notice, to effect such remedy plus thirty (30) days).

     (c) If any Superior Lessor or Superior Mortgagee, or any designee of any Superior Lessor or Superior Mortgagee, shall succeed to the rights of Owner under this lease, whether through possession or foreclosure action or delivery of a new lease or deed, then at the request of such party so succeeding to Owner's rights (herein called "SUCCESSOR OWNER"), Tenant shall attorn to and recognize such Successor Owner as Tenant's Owner under this lease and shall promptly execute and deliver any instrument that such Successor Owner may reasonably request to evidence such attornment. Upon such attornment this lease shall continue in full force and effect as a direct lease between the Successor Owner and Tenant upon all of the terms, conditions and covenants as are set forth in this lease, except that the Successor Owner shall not be:

          (i) liable for any previous act or omission of Owner (or its predecessors in interest);

          (ii) responsible for any moneys owing by Owner to the credit of Tenant;

          (iii) subject to any credits, offsets, claims, counterclaims, demands or defenses which Tenant may have against Owner (or its predecessors in interest);

          (iv) bound by any payments of rent which Tenant might have made for more than one (1) month in advance to Owner (or its predecessors in interest);

          (v) bound by any covenant to undertake or complete any construction of the Demised Premises or any portion thereof;

          (vi) required to account for any security deposit other than any security deposit actually delivered to the Successor or Owner;

          (vii) bound by any obligation to make any payment to Tenant or grant or be subject to any credits, except for services, repairs, maintenance and restoration provided for under this lease to be performed after the date of attornment and which Owners of like properties ordinarily perform at the owner's expense, it being expressly understood, however, that the Successor Owner shall not be bound by an obligation to make payment to Tenant with respect to construction performed by or on behalf of Tenant at the Demised Premises;

          (viii) bound by any modification of this lease made without the written consent of the Successor Owner; or

          (ix) required to remove any person occupying the Demised Premises or any part thereof.

     40. ASSIGNMENT AND SUBLETTING. Notwithstanding the provisions of Article 11 hereof:

     (a) If Tenant is a corporation, limited liability company, partnership or similar entity, Owner's consent shall not be required with respect to sublettings to any corporation or similar entity or to any limited liability company, partnership or similar entity which is an Affiliate of Tenant, provided that (1) any such Affiliate is a reputable entity of good character and (2) a duplicate original instrument of sublease in form and substance reasonably satisfactory to Owner, duly executed by Tenant and such Affiliate, shall have been delivered to Owner at least ten (10) days prior to the effective date of any such sublease. For purposes of this Article 40, the term "Affiliate" shall mean any entity which controls or is controlled by or under common control with tenant, and the term "control" shall mean, in the case of a corporation, ownership or voting control, directly or indirectly, of at least fifty (50%) percent of all the voting stock, and in case of a joint venture, limited liability company, partnership or similar entity, ownership, directly or indirectly, of at least fifty (50%) percent of all the general or other partnership, membership (or similar) interests therein.

     (b) If Tenant is a corporation, limited liability company, partnership or similar entity, Owner's consent shall not be required with respect to an assignment of this lease to an Affiliate of Tenant, provided that (1) the assignee is a reputable entity of good character, (2) a duplicate original instrument of assignment in form and substance reasonably satisfactory to Owner, duly executed by Tenant, shall have been delivered to Owner at least ten
(10) days prior to the effective date of any such assignment, (3) an instrument in form and substance satisfactory to Owner, duly executed by the assignee, in which such assignee assumes (as of the Commencement Date) observance and performance of, and agrees to be personally bound by, all of the terms, covenants and conditions of this lease on Tenant's part to be performed and observed shall have been delivered to Owner not more than ten (10) days after the effective date of such assignment, (4) such assignment is for a legitimate business purpose and not principally for the purpose of avoiding the restrictions on assignment otherwise applicable under this Article 40 and (5) such assignee has a net worth computed in accordance with generally accepted accounting principles at least equal to the greater of (i) the net worth of the Tenant named herein (I.E., Heavens Door.com) on the date hereof and (ii) the net worth of the Tenant named herein on the effective date of said assignment.

     41. INSURANCE. Supplementing the provisions of Article 8 of this lease:


     (a) Tenant shall at its own cost and expense at all times during the term of this lease maintain in force and effect, (i) fire insurance on all personal property in the Demised Premises or used in connection therewith in an amount not less than the replacement cost thereof and (ii) commercial general liability insurance in respect of the demised premises and the conduct or operation of Tenant's business therein with limits not less than $3,000,000 Combined Single Limit, subject to no deductible and all other insurance reasonably necessary for the conduct of Tenant's business, in blanket form or otherwise.

     (b) All insurance policies shall name Owner, any mortgagee or lessor of the Building and Owner's managing agent, as their interest may appear as an insured and shall be fully paid for by Tenant when obtained, and receipted bills therefor shall be exhibited to Owner. Renewal policies shall be procured and such policies, if required by any mortgagee or lessor of the Demised Premises, or certificates thereof shall be submitted to Owner with receipted bills showing proof of payment of premiums therefor at least thirty (30) days prior to the expiration of the existing policies. All insurance policies shall be issued by companies licensed to do business in New York State, with an A.M. Best rating of not less than A-XII, and all such policies shall provide that the insurer will not cancel or modify said policies without first giving Owner thirty (30) days prior written notice.

     (c) In the event of the failure of Tenant to procure or pay for any insurance required by the terms of this lease, then Owner may, without further notice to Tenant and in addition to any other remedies it may have, procure the same and pay the premiums therefor; and any sums expended by Owner for this purpose shall be and become due and payable to Owner as Additional Charges and shall be paid to Owner on demand. Owner shall have the same remedies for the nonpayment therefor as for the nonpayment of Fixed Rent.

     (d) Owner may from time to time require that the amount or type of the insurance to be maintained by Tenant under this Article be increased to the amount which is then customarily required by prudent owners of first class office buildings in midtown Manhattan.

     (e) Tenant and Owner shall secure an appropriate clause in, or an endorsement upon, each of their respective insurance policies covering or applicable (in the case of Tenant) to the demised premises and the personal property, fixtures and equipment located therein or thereon and the Building (in the case of Owner), pursuant to which Owner and Tenant's respective insurance companies waive subrogation or permit the insured, prior to any loss, to agree with a third party to waive any claim it might have against said third party without invalidating the coverage under said insurance policy. The waiver of subrogation or permission for waiver of any claim obtained by Tenant shall extend to Owner and its agents and employees and each mortgagee or lessor of the Building and for any claim obtained by Owner shall extend to Tenant, its agents and employees.

     42. ELECTRIC ENERGY

     (a) Subject to the provisions of this Article 42, Owner shall furnish the electric energy that Tenant shall reasonably require in the Demised Premises for the purposes permitted under this lease on a "rent inclusion" basis and there shall be no separate charge to Tenant for such electric energy, such electric energy being included in Owner's services which are covered by the Fixed Rent. Owner and Tenant agree that the Base Electric Charge (hereinafter defined) represents the amount initially included in the annual Fixed Rent set forth in
Section 37(b) hereof to cover the furnishing of such electric energy by Owner on a rent inclusion basis and that such Base Electric Charge component of Fixed Rent shall in no event be subject to reduction, but shall be subject to being increased as hereinafter provided. Owner shall not be liable in any event to Tenant for any failure, interruption or defect in the supply or character of electric energy furnished to the Demised Premises by reason of any requirement, act or omission of the public utility serving the Building with electricity or for any other reason not attributable solely to Owner's willful misconduct or gross negligence (but in no event shall Owner be responsible for any consequential damages). For purposes of this Article 42, the "BASE ELECTRIC CHARGE" shall mean an amount equal to Fifteen Thousand Four Hundred Fifty Dollars ($15,450.00).

     (b) Owner will furnish electric energy to Tenant through presently installed electric facilities for Tenant's reasonable use of such lighting and other electrical fixtures, appliances and equipment required for the conduct of Tenant's business in the Demised Premises. At any time, and from time to time, after Tenant shall have entered into possession of the Demised Premises, or any portion thereof, Owner may designate an independent electrical consultant to make a survey or resurvey of the electrical consumption and power load on the Demised Premises to determine Tenant's average electrical consumption. If Tenant's average electrical consumption is greater than the estimated consumption upon which the "electric rent inclusion plan" was initially based (or greater than the consumption disclosed by the survey last taken if Tenant's Fixed Rent was previously increased pursuant to such survey) the Fixed Rent hereunder shall, upon written notice from Owner to Tenant, be increased by the annual cost of such additional consumption, as estimated by the electrical consultant, effective as of the date the increase in such electric consumption occurred (as determined by the electrical consultant). The initial unpaid amount of each such adjustment shall be paid within ten (10) days after Owner furnishes Tenant with a statement thereof. Thereafter, the Fixed Rent shall be increased appropriately.

     (c) If at any time during the term of this lease the rates or charges at which Owner purchases electrical current from the public utility company supplying electrical service to the Building shall be increased over the rates in effect on the date thereof, the Fixed Rent payable hereunder shall be increased by the amount of the additional annual cost to Owner (as estimated by the electrical consultant) of furnishing electrical service to Tenant.

     (d) Tenant's use of electric energy in the Demised Premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Demised Premises.

     (e) Owner reserves the right to discontinue furnishing electric energy to Tenant in the Demised Premises as any time upon not less than 30 days' notice to Tenant. If Owner exercises such right, this lease shall continue in full force and effect and shall be unaffected thereby, except that from and after the effective date of such termination Owner shall not be obligated to furnish electric energy to Tenant and the Fixed Rent payable under this lease shall be reduced by an amount equal to the "rent inclusion" component of such Fixed Rent. If Owner so discontinues furnishing electric energy to Tenant, Tenant shall arrange to obtain electric energy directly from the public utility company furnishing electric energy to the Building. Such electric energy may be furnished to Tenant by means of the then existing Building system feeders, risers and wiring to the extent that the same are available, suitable and safe for such purpose. All meters and additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electric energy directly from such public utility company shall be furnished and installed by Owner at Tenant's expense, but Owner may, at its option, before commencing any such work or at any time thereafter, require Tenant to furnish to Owner such security in form (including, without limitation, a bond issued by a corporate surety licensed to do business in New York) and amount as Owner shall deem necessary to assure the payment for such work by Tenant.

     43. OWNER'S SERVICES. Supplementing the provisions of Article 29 of this lease:

     (a) If Tenant requires heating, ventilation or air-conditioning services during hours other than Business Hours or on Saturdays, Sundays or holidays, Owner shall furnish such services at a rate of Thirty-Five and 00/100 ($35.00) Dollars per hour of service to Tenant at Tenant's expense; PROVIDED, HOWEVER, that if Owner simultaneously furnishes such services to another Building tenant or tenants whose Demised Premises are in the same zone of the HVAC system as the Demised Premises, then the cost thereof shall be pro-rated between or among Tenant and such tenant or tenants, based upon the ratio which Tenant and each such other tenant(s) rentable square footage bears to the total rentable square footage of Tenant and such other tenant(s). As used herein, the term "Business Hours" means 8:00 a.m. to 6:00 p.m.

     (b) Owner shall not be responsible for any failure to supply air-conditioning at reasonable temperatures, pressures or degrees of humidity or in reasonable volumes or velocities in any room or other area of the Demised Premises by reason of any machinery or equipment installed therein by Tenant, or which has a human occupancy factor in excess of one person per 100 rentable square feet. Tenant agrees to cooperate fully with Owner at all times and to abide by all regulations and requirements which Owner may reasonably prescribe for the proper functioning and protection of said air-conditioning system.

     (c) Owner will cause the general and executive office portions of the Demised Premises to be cleaned in accordance with the cleaning specifications set forth on EXHIBIT B attached hereto and made a part hereof. Owner will, when and to the extent reasonably requested by Tenant, furnish to Tenant additional elevator and/or cleaning services at Building standard rates and upon such terms and conditions as shall be determined by Owner in its discretion; and Tenant shall pay to Owner within thirty (30) days after written demand, as Additional Charges, Owner's charge for such additional services. Without limiting the generality of the foregoing, Tenant shall pay to Owner as Additional Charges Owner's charge for (i) any cleaning of the Building or any part thereof which is above the Building-standard requirements, (ii) any cleaning done at the request of Tenant of any portions of the Demised Premises which may be used for the preparation, dispensing or consumption of food or beverages or for storage, shipping room, classroom or similar purposes or follow the operation of computer, data processing or similar equipment and (iii) the removal of any of Tenant's above Building-standard refuse and rubbish from the Building.

     (d) Notwithstanding anything to the contrary herein, if Tenant is in default under any of the covenants of this lease, Owner shall not be required to furnish any overtime services (I.E., other than during Business Hours on Mondays through Fridays, holidays excepted) unless Tenant shall have first delivered to Owner adequate cash or other security for the payment of such overtime services, as determined by Owner.

     44. LATE CHARGE. In addition to any other remedies Owner may have under this lease, and without reducing or adversely affecting any of Owner's rights and remedies hereunder, if any Fixed Rent or Additional Charges payable by Tenant to Owner hereunder is not paid within ten (10) days of the due date thereof, Tenant shall pay Owner as Additional Charges, on or before the first day of the following month, 8(cents) for each dollar so overdue, or the maximum rate permitted by law, whichever is less, in order to defray Owner's administrative and other costs in connection therewith.

     45. BROKER. Tenant represents to Owner, and Owner represents to Tenant, that Macklowe Management Co., Inc. and Williamson, Picket, Gross, Inc. (collectively, the "BROKER") are the only brokers or agents with whom each such party has had any conversations or negotiations concerning the Demised Premises or this lease. Each party hereto hereby agrees to indemnify and hold the other party harmless from and against (a) any claim for a brokerage commission made by any party other than Broker and (b) any expenses incurred by such party in connection with such claim, to the extent such claim arises out of the misrepresentation by such other party. Owner shall pay any commission due to Broker pursuant to a separate written agreement.

     46. MISCELLANEOUS PROVISIONS

     (a) No agreement shall be effective to change, modify, waive, release, discharge, terminate or effect an abandonment of this lease, in whole or in part, unless such agreement is in writing, expressly refers to this lease and is signed by the party against whom enforcement of the change, modification, waiver, release, discharge, termination or effectuation of the abandonment is sought.

     (b) Owner and any successor in interest to Owner shall be under no personal liability with respect to any of the provisions of this lease, and if Owner or any successor in interest to Owner is in breach or default with respect to its obligations under this lease, Tenant shall look solely to the equity of Owner or such successor in interest in the Land and Building of which the Demised Premises form a part for the satisfaction of Tenant's remedies and in no event shall Tenant attempt to secure any personal judgment against Owner or against any successor in interest to Owner or against any partner, member, principals (disclosed or undisclosed), employee or agent of Owner or any successor in interest to Owner by reason of such default by Owner or any successor in interest to Owner.

     (c) If and to the extent that there is a conflict between the provision contained in the printed portion of the lease to which this Rider is attached and the provisions contained in this Rider, then the provision contained in this Rider shall govern and be controlling to the extent necessary to resolve such conflict.

     (d) Notwithstanding any provision of this lease to the contrary, if Tenant shall request Owner's consent pursuant to any of the provisions of this lease and Owner shall fail or refuse to grant such consent, Tenant shall not be entitled to any monetary damages, and Tenant shall not make any claim for monetary damages by way of setoff, counterclaim or defense, based upon any claim or assertion by Tenant that Owner has withheld or delayed granting any such consent, and Tenant's sole remedy to dispute Owner's failure or refusal to grant its consent shall be an action for specific performance or injunction, and such remedy shall be available only in those cases where Owner has expressly agreed in writing not to unreasonably withhold its consent or where as a matter of law Owner may not unreasonably withhold its consent,

     (e) Notwithstanding anything to the contrary contained in this lease, if any capital improvement is made to the Building or the Land thereunder during any calendar year during the term in order to comply with requirements of any Federal, state or local law or governmental regulation, whether or not such law or regulation is valid or mandatory, which compliance is necessitated by (i) the abatement of any nuisance in, on or about the Demised Premises caused by Tenant, its agents, employees, contractors, guests or anyone claiming by, through or under Tenant, (ii) the manner or conduct of Tenant's business or operation of its installations, equipment or other property therein, including, without limitation, the performance of any work performed by Tenant within the Demised Premises, (iii) any cause or condition created by or at the insistence of Tenant, or (iv) the breach of any of Tenant's obligations under this lease, in each case, whether or not such compliance requires work which is structural or non-structural, ordinary or extraordinary, foreseen or unforeseen, then Tenant shall pay to Owner, no later than 30 days after demand therefor, Tenant's Percentage of the reasonable annual amortization, with interest thereon at a rate per annum equal to the Prime Rate announced from time to time by The Chase Manhattan Bank or its successor-in-interest at its headquarters in New York City, of the cost of such improvement in each calendar year during the term during which such amortization occurs.

     47. NOTICES. All notices, consents, demands and other communications from one party to the other that are given pursuant to the terms of this lease shall be in writing and shall be delivered (including delivery by commercial delivery services or by facsimile transmission), or sent by the United States mail, certified or registered, postage prepaid, or sent via nationally recognized overnight courier. Notices shall be deemed given (i) on the date of delivery, if delivered via commercial delivery service (unless such date is a weekend or holiday, in which event such notice shall be deemed given on the next succeeding Business Day), (ii) three (3) Business Days following deposit in the United States mail, if sent via certified or registered mail or (iii) on the Business Day next succeeding the date upon which such notice is given to any nationally recognized overnight courier, All notices, consents, demands and other communications shall be addressed as follows:

                   If to Owner:

                   369 Lexington Avenue Co., L.P.
                   do Macklowe Properties
                   142 West 57th Street
                   New York, New York 10019
                   Attn:   General Counsel

                   If to Tenant:

                   HeavenlyDoor.com, Inc.
                   c/o Schneck Weltman & Hashmall LLP
                   1285 Avenue of the Americas
                   New York, New York 10019
                   Attn:   Joel W. Wagman, Esq.

     48. HOLDOVER

     (a) If Tenant shall hold over after the expiration or sooner termination of the term of this lease, and if Owner shall then not proceed to remove Tenant from the Demised Premises in the manner permitted by law (or shall not have given written notice to Tenant that Tenant must vacate the Demised Premises) irrespective of whether or not Owner accepts rent from Tenant for a period beyond the Expiration Date, the parties hereby agree that Tenant's occupancy of the Demised Premises after the expiration or sooner termination of the term shall be under a month-to-month tenancy commencing on the first day after the expiration or sooner termination of the term, which tenancy shall be upon all of the terms set forth in this lease except that Tenant shall pay on the first day of each month of the holdover period as Fixed Rent, an amount equal to two (2) times one-twelfth of the sum of the Fixed Rent and Additional Charges payable by Tenant during the last year of the term of this lease. It is stipulated and agreed that Owner shall not be required to perform any work, furnish any materials or make any repairs within the Demised Premises during the holdover period. It is further stipulated and agreed that if Owner shall, at any time after the expiration or sooner termination of the term, proceed to remove Tenant from the Demised Premises as a holdover, the Fixed Rent for the use and occupancy of the Demised Premises during any holdover period shall be calculated in the same manner as set forth above. In addition to the foregoing, Owner shall be entitled to recover from Tenant any losses or damages arising from such holdover.

     (b) Anything to the contrary notwithstanding, the acceptance of any rent paid by Tenant pursuant to Section 48(a) above shall not preclude Owner from commencing and prosecuting a holdover or summary eviction proceeding, and the preceding sentence shall be deemed to be an "agreement expressly providing otherwise" within the meaning of
Section 232-c of the Real Property Law of the State of New York.

     If Tenant shall hold-over or remain in possession of any portion of the Demised Premises beyond the Expiration Date, Tenant shall be subject not only to summary proceeding and all damages related thereto, but also to any damages arising out of any lost opportunities (and/or new leases) by Owner to re-let the Demised Premises (or any part thereof). All damages to Owner by reason of such holding over by Tenant may be the subject of a separage action and need not be asserted by Owner in any summary proceedings against Tenant.

     49. OWNER'S INITIAL WORK

     (a) Owner shall reimburse Tenant for the cost of Initial Tenant Work (as defined herein) portion of Tenant's Initial Construction in an amount equal to the lesser of (i) Forty Thousand and 00/100 Dollars ($40,000), or (ii) the actual cost of the Initial Tenant Work, upon the following terms and conditions:

          (i) Reimbursement shall be made to Tenant after the Initial Tenant Work has been completed;

          (ii) Tenant shall have supplied to Owner evidence reasonably satisfactory to Owner establishing (w) that the Initial Tenant Work has been completed, (x) the cost thereof, (y) that all sums due and owing to contractors, subcontractors and materialmen have been paid, including, without limitation, lien waivers from such contractors, subcontractors and materialmen and (z) that all governmental authorities (including without limitation the New York City Department of Buildings) have issued final approval of the work as built and occupancy of the space concerned;

          (iii) Tenant shall have caused Tenant's architect to deliver to Owner AlA forms G701, G702 and G703 with respect to such Initial Tenant Work; and

          (iv) Tenant is not then in default under the terms of this lease.

     (b) As used herein, "INITIAL TENANT WORK" shall be deemed to mean the installation of fixtures, improvements and appurtenances attached to or built into the Demised Premises in order to ready the Demised Premises for Tenant's initial occupancy, and shall not include movable partitions, business and trade fixtures, machinery, equipment, furniture, furnishings and other articles of personal property.

     (c) The right to receive reimbursement for the cost of Initial Tenant Work as set forth in this Article 49 shall be for the exclusive benefit of Tenant, it being the express intent of the parties hereto that in no event shall such right be conferred upon or for the benefit of any third party, including, without limitation, any contractor, subcontractor, materialman, laborer, architect, engineer, attorney or any other person, firm or entity.

STATE OF NEW YORK   )

COUNTY OF NEW YORK  )SS.:



On the ____ day of _____________ in the year 2000 before me, the undersigned, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.



-------------------------
Notary Public

                                   SCHEDULE A

                                   Fixed Rent

                                     Period

From the Commencement Date to (but not including) the first day of the month immediately following the month in which the first (1St) anniversary of the Commencement Date occurs (the "FIRST RENT ADJUSTMENT DATE")

From the First Rent Adjustment Date to and including the day immediately preceding the first (1st) anniversary of the First Rent Adjustment Date

From the first (lst) anniversary of the First Rent Adjustment Date to and including the day immediately preceding the second (2nd) anniversary of the First Rent Adjustment Date

From the second (2nd) anniversary of the First Rent Adjustment to and including the day immediately preceding the third (3rd) anniversary of the First Rent Adjustment Date

From the third (3rd) anniversary of the First Rent Adjustment Date to and including the Expiration Date Two Hundred Three Thousand Four Hundred Twenty Five and 00/100 ($203,425.00; $187,975.00 base rent and $15,450 electric charge)
Dollars per annum (payable in equal monthly installments of Sixteen Thousand Nine Hundred Fifty Two and 08/100 ($16,952.08) Dollars)

                                     Annual
                                   Fixed Rate

Two Hundred Nine Thousand Sixty Four and 00/100 ($209,064.00; $193,614.00 base rent and $15,450 electric charges) Dollars per annum (payable in equal monthly installments of Seventeen Thousand Four Hundred Twenty Two and 00/100 ($17,422.00) Dollars)

Two Hundred Fourteen Thousand Eight Hundred Seventy Three and 00/100 ($214,873.00; $199,423.00 base rent and $15,450 electric charge) Dollars per annum (payable in equal monthly installments of Seventeen Thousand Nine Hundred Six and 09/100 ($17,906.09) Dollars)

Two Hundred Twenty Thousand Eight Hundred Fifty Five and 00/100 ($220,855.00; 205,405.00 base rent and $15,450 electric charge) Dollars per annum (payable in equal monthly installments of Eighteen Thousand Four Hundred Four and 58/100 ($18,404.58) Dollars)

Two Hundred Twenty Seven Thousand Eighteen and 00/100 ($227,018.00; $211,568.00 base rent and $l5,450 electric charge) Dollars per annum (payable in equal monthly installments of Eighteen Thousand Nine Hundred Eighteen and 17/100 ($18,918.17) Dollars)

                                    EXHIBIT A


                                   Floor Plan


This floor plan is annexed to and made a part of this lease solely to indicate the Demised Premises and the location thereof on the ________ floor of the Building by demarcation]. All areas, conditions, dimensions and locations are approximate.

                             RIDER TO OFFICE LEASE

                               TABLE OF CONTENTS

Article                                                                    Page
-------                                                                    ----

37. TERM; FIXED RENT ........................................................1
38. TAXES ...................................................................1
39. ATTORNMENT AND NOTICE TO OWNER ..........................................2
40. ASSIGNMENT AND SUBLETTING ...............................................4
41. INSURANCE ...............................................................4
42. ELECTRIC ENERGY .........................................................5
43. OWNER'S SERVICES ........................................................6
44. LATE CHARGE .............................................................7
45. BROKER ..................................................................7
46. MISCELLANEOUS PROVISIONS ................................................7
47. NOTICES .................................................................8
48. HOLDOVER ................................................................8
49. OWNER'S INITIAL WORK ....................................................9




Schedule A -- Fixed Rent
Schedule B -- Cleaning Specifications
Exhibit A -- Floor Plan

369 Lexington Avenue

The Macklowe Organization
142 West 57th Street
New York, New York 10019

For Leasing Information:
Jeff Siegel
212-554-5822

Floor 10


[GRAPHIC OMITTED OF FLOOR PLAN]


TOTAL SQUARE FOOTAGE: 5,150 RSF

                                   EXHIBIT B


                            Cleaning Specifications

                              369 LEXINGTON AVENUE

                               CONTRACT CLEANING
                                 SPECIFICATIONS


                              AREAS TO BE SERVICES


      The entire building including all office space from the basement floor through roof top, entrance, lobbies, sidewalks, public halls, stairways, fire towers, lavatories passageways, elevator cabs.


No service will be rendered in retail store areas.

                                  SERVICES TO BE PERFORMED

GENERAL - TENANT OFFICE AREAS

CLEANING NIGHTLY (Monday through Friday); excluding holidays)

-  Sweep all floors, using a chemically treated cloth to preserve floor luster
- Damp mop ceramic tile, marble and terrazzo flooring in entrance foyers and lobby.
- Vacuum clean carpeted areas and rugs, once every other day, moving light furniture other than desks. Police carpets removing paper clips, staples and other debris daily.
- All private stairways to be swept nightly or vacuum cleaned. Spot wash as needed. Wash monthly.
-  Empty and damp-clean all wastepaper baskets, ashtrays receptacles, etc.
- Clean all cigarette urns and replace sand supplied by Contractor as necessary.
- Remove wastepaper and waste materials to designated area. Plastic liners, et. To be provided by Contractor.
- Dust and wipe clean all furniture, fixtures, telephones, desks, lamps and windowsills (cleaned areas of desks only).
-  Clean all glass furniture tops.
-  Dust all chair rails, trim, etc.  Dust all baseboards weekly.
- Wash clean all water fountains. Report clogged drains to Building Superintendent.
- Clean and polish exteriors and interiors of elevator doors and corridor doors in all lobbies. Wipe clean metal to maintain polished appearance.
- Keep locker and slop-sink rooms in clean and orderly conditions. Wash sinks nightly.
-  Clean and polish, when necessary, all brass and metal work.
-  Upon completion of work, close and lock all doors and extinguish all light.


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ENTRANCE LOBBY - NIGHTLY

- Sweep and wash flooring. Machine scrub and polish lobby Monday, Wednesday and Friday.
- Wash all rubber mats, vacuum carpet runners to maintain a new appearance. Shampoo runners to maintain a new appearance as necessary.
- Clean all cigarette urns and replace sand supplied by Contractor as necessary.
- Floors in elevator cabs to be washed, waxed and polished or vacuum cleaned if carpeted. Elevator carpeting, if installed, to be shampooed when necessary.
- Dust and wipe down lobby wall ledges, metal work and saddles in elevator cabs, all elevator doors, mail chutes and mail depository.

HIGH DUSTING-OFFICE AREAS

Do all high dusting approximately once a month, which includes the following:

- Dust all picture frames, charts, graphs and similar wall hangings not reached in nightly cleaning.
- Dust all vertical surfaces such as walls, partitions, ventilating louvers and other surfaces not reached in nightly cleaning, so as to remove collections of dust particles.
-  Dust all overhead pipes, sprinklers, etc.
-  Dust all venetian blinds every two months.
- Dust all window frames every two months, wash interior metal framing of windows quarterly.

PERIODIC CLEANING - OFFICE AREAS

-  Wipe clean all interior metal as necessary.
- Elevator, stairway, office and utility doors on all floors to be checked for general cleanliness, removing fingerprints as necessary.
-  Once a week, dust all louvers and other ventilating louvers within reach.
-  Removal all finger marks from door bucks, light switches and entrance areas.
- On multiple tenancy floors, all stone, ceramic tile, marble tile and terrazzo flooring in the elevator foyers and corridors will be spot mopped to remove spillage and washed once each week. All resilient flooring will be washed and waxed once per month or more frequently if needed.
- On multiple tenancy floors, dust and clean electric light fixtures and any other fittings in public corridors as necessary.

LAVAOTORIES -- PERIODIC CLEANING

-  Machine scrub flooring as necessary or a minimum of once per month.
-  Dust all lighting fixtures once a month.


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-  Do all high dusting once a month.

ENTRANCE LOBBY - PERIODIC CLEANING

-  Clean lights, globes and fixtures as necessary.
-  Dust down and wash stone walls once a month.
-  Wipe down metal and other high level bright work as necessary.

LAVATORIES - NIGHTLY

-  Sweep and wash all flooring using a detergent/disinfectant.
- Wash and polish all mirrors, powder shelves, bright work, etc., including flushometer, piping, toilet seat, hinges, base partitions, and remove finger prints.
- Wash and scour both sides of all toilet seats using a non-caustic cleaner/disinfectant.
- Wash and scour all basins, bowls and urinals using a non-caustic cleaner/disinfectant.
- Wash and scour all tile walls, dispensers and recepticals using proper disinfectant.
- Fill toilet tissue holders, soap dispensers and towel dispensers. Sanitary napkins, their dispensers toilet tissue and hand towels are to be provided.
- Empty and clean paper towel and sanitary disposal receptacle. Reline sanitary receptacle with appropriate liners. Linders to be provided by the Contractor.
-  Clean and polish all chrome, bright work and powder shelves.

WINDOW CLEANING

- Clean all windows inside and out once every four (4) month. Wet wipe and dry all mullions after washing windows. Clean all lobby glass interior and exterior (as weather permits) daily between 6 am - 8 am.
- Report of areas cleaned to be turned into the Building Manager's office daily.

HOURS OF SERVICE

- The hours of the personnel who will be working throughout the building shall be so scheduled as to provide for coverage 4:00 p.m. to 8:00 a.m. Mon-Fri.

SCHEDULE OF CLEANING

- All of the nightly cleaning services as listed to be done on all business days and five nights each week, Monday - Friday exclusive of union and legal holidays.

WASTE REMOVAL

- Remove and bag regular office trash emanating from office areas and bring to the central collection point. Liners for office trash containers are to be that amount,



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-  style and color to maintain the current recycling program or that is required to meet and all landlord recycling programs as they may change during the term of the contract. There shall be no additional charge for removal of source separated waste.

SNOW REMOVAL

- Contractor is top remove all snow from sidewalks and Plaza areas from the hours of 4:00 p.m. to 8:00 p.m. that following day, 7 days per week.

SECURITY

- One porter per shift is to assume, in addition to his/her regular duties, responsibility for building security. This responsibility is to include, but not limited to, locking all tenant doors, lobby doors, key access, tenant ingress and egress. The night porter will provide over-night lobby security.
- The entrance doors will be locked between the hours of 8:00 p.m. to 8:00 a.m Contractor will assign leas porter; approved by the building superintendent to use and collect keys, make work assignments when supervisor is not available, respond to service calls, check air conditions units and boiler; reset as required. Notify appropriate building staff of any and all emergencies.

- No employee whose responsibility includes lobby security is to leave the premises or otherwise leave lobby unlocked or unattended until the designated relief employee arrives.

EXTRA SERVICES

Contractor is to furnish itemized costing for additional services available to Landlord by Contractor. This includes, but not limited to the following:

1.  Hourly rate for porter, regular and overtime.
2.  Hourly rate for shape up work (team).
3.  Hourly rate for daytime snow removal.
4. Cost per square foot for carpet shampooing, stone polishing and sidewalk scrubbing.